Exhibit 10.22

SUBSCRIPTION AGREEMENT

(Shares)

AXESSTEL, INC.

SHARE INTERESTS IN AXESSTEL, INC., A NEVADA CORPORATION, HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, IN RELIANCE UPON EXEMPTION FROM REGISTRATION PROVIDED BY SECTION 4(2) OF THAT ACT. FURTHER, THE INTERESTS ARE BEING SOLD PURSUANT TO REGISTRATION OR EXEMPTIONS IN VARIOUS STATES IN WHICH THEY ARE BEING OFFERED AND MAY BE SUBJECT TO ADDITIONAL RESTRICTIONS ON TRANSFER IN SUCH JURISDICTIONS. THE INTERESTS CANNOT BE SOLD, TRANSFERRED, ASSIGNED OR OTHERWISE DISPOSED OF EXCEPT IN COMPLIANCE WITH THE RESTRICTIONS ON TRANSFERABILITY CONTAINED IN THE SHARE PURCHASE AGREEMENT, AND APPLICABLE FEDERAL AND STATE SECURITIES LAWS AND WILL NOT BE TRANSFERRED OF RECORD EXCEPT IN COMPLIANCE WITH THE SUCH LAWS.

To be Fully Completed By Shareholders

Along With Appendices

If and when accepted by the AXESSTEL, Inc. (the “Company”), this Subscription Agreement shall constitute a subscription for                      shares (Minimum five thousand (5,000) or more shares, in the amount set forth herein (the “Shares”). This Subscription is part of a total offering of $1,000,000 (500,000 shares at $2.00 per share). Each part of this Subscription Agreement must be completed by the subscriber and, by his execution below, he acknowledges that he understands that the Company is relying upon the accuracy and completeness of this document in complying with his obligations under applicable securities laws.

1.    Method of Subscription: The undersigned hereby subscribes for the number of Shares set forth below, at a price of $2.00 per Share issued by AXESSTEL, INC., a Nevada corporation.

The undersigned understands that before his subscription for Shares will be accepted, he must have completed, executed, acknowledged, sworn to (where required) and returned to the Company, the following:

a.    This Subscription Agreement;

b.    The Purchaser Representative Affidavit, if applicable (available on request).

c.    Cash or check payable to the order of “AXESSTEL, INC.” in the amount of $2.00 for each Share subscribed ($10,000 Minimum Individual Investment).

The undersigned further agrees that this subscription is and shall be irrevocable, but the obligations hereunder will terminate if this subscription is not accepted by the Company in whole or in part, by the Closing Date. The Closing Date is January 31, 2003 (unless extended by the Company to February 15, 2003).

2.    Acceptance by Company: The undersigned understands that the Company will notify him whether the subscription has been accepted, or rejected, in whole or in part, within ten (10) days after delivery to the Company or the Closing Date, whichever is later. If this subscription is rejected by the Company, all funds and documents tendered by the undersigned shall be returned promptly, without interest or deduction. It is understood that the Company shall have the sole discretion of determining which of the subscriptions should be rejected.

3.    Receipt and Review of Offering Materials: The undersigned acknowledges that he has been furnished and has carefully read the Offering Documents, comprised primarily of the Company’s audited annual statements and quarterly unaudited statements, as filed with the Securities and Exchange Commission, and the Business Plan of the Company (collectively, the “Offering Materials”), relating to the Company and the documents attached as exhibits. The undersigned understands that:

(a)    The Company has a limited financial and operating history, and no long-term history as a profitable enterprise.

(b)    There are potential risks incident to the ownership of Shares in the Company, such investment is speculative and involves a possible loss by the undersigned of his investment in the Company.

(c)    No federal or state agency has passed upon the Shares or made any finding or determination concerning the fairness of this investment and the terms of the offering may not conform to the guidelines of certain state securities administrators.

(d)    There can be no assurance that the Internal Revenue Code or the Regulations promulgated thereunder will not be amended in a manner that would deprive the Company or its investors of any tax treatment the Shareholder believes will be derived from investment in the Company’s Shares.

(e)    The books and records of the Company will be reasonably available for inspection by the undersigned and/or his investment advisors, if any, at the Company’s place of business.

4.    Independent Advice: The undersigned acknowledges that they have been advised to consult their own attorney concerning the Company and to consult with independent tax counsel regarding the tax consequences of an investment in Shares of the Company.

5.    Limitation on Transfer of Shares: The undersigned understands that an investment in the Company has certain limitations that may restrict transfer. In particular, the undersigned recognizes and agrees that:

(a)    An investment in the Company Shares must be held at least one year.

(b)    Because of the restrictions described below, there is a lack of any market existing or to exist for these Shares and possible adverse tax consequences may result from a resale of Shares in the Company.

(c)    The undersigned’s right to transfer the Shares will be subject to compliance with securities regulations promulgated by both state and federal governments.

(d)    Prior to any transfer or assignment of Shares becoming effective, the Company may require an opinion of counsel to the effect that such transfer or assignment will be made in compliance with applicable securities laws. Because the Shares have not been registered under the Securities Act of 1933, as amended, or the securities laws of any state, the undersigned must bear the economic risk of investment in the Shares for an indefinite period of time. Therefore, the Shares cannot be offered, sold, transferred, pledged or hypothecated to any person unless they are either subsequently registered under said Act or an exemption from such registration is available. Further, unless the Shares are registered under the securities act of the state in which offered and sold, the undersigned may not resell, hypothecate, transfer, assign or make any other disposition of said Shares except in a transaction exempt or excepted from the registration requirements of the securities act of such state, and the specific approval of securities regulators of such sales may be required in some states.

6.    Conflicts of Interest: The undersigned understands that certain conflicts of interest exist between the Company and certain of its officers and directors as set forth and described in the Offering Materials and hereby acknowledges, consents to and waives such conflicts of interest.

7.    Compensation to the Company: The undersigned also understands that the Company will receive compensation or reimbursement for certain costs and expenses. The undersigned hereby consents to such distributions, reimbursements and compensation.

8.    Representations of Subscriber: The undersigned represents and warrants that:

(a)    The undersigned is at least twenty-one (21) years of age, and is either (i) an “accredited investor” (as that term is defined in Rule 501 of Regulation D of the Securities and Exchange Commission), or (ii) has a net worth of at least five times the value of the Shares to be purchased (exclusive of home, furnishings and automobiles and without regard to the undersigned’s investment in this offering) and had during the last taxable year and anticipates that he will have during the current taxable year gross income of at least $50,000. If a corporation, it is on a consolidated basis according to its most recent financial statement, within the above net worth standard, and if a partnership, each partner is within the above standards.

(b)    The undersigned has carefully reviewed and understands the risks of, and other considerations relating to, a purchase of Shares, including the risks set forth in the Offering Materials.

(c)    The undersigned, and their purchaser representatives and investment advisors, if any, have been furnished all materials relating to the Company and its proposed activities, the offering of Shares or anything set forth in the Offering Materials which they have requested, and have been afforded the opportunity to obtain any additional information necessary to verify the accuracy of any representations or information set forth in the Offering Materials.

(d)    The Company has answered all inquiries directed to it by the undersigned concerning the Company and its proposed activities, all matters relating to the technology transfer and the various underlying contracts and the offering and sale of the Shares.

(e)    Neither the undersigned nor their purchaser representatives and investment advisors, if any, have been furnished any offering literature other than the Offering Materials and the documents attached as exhibits thereto and the undersigned and his purchaser representatives and investment advisors, if any, have relied only on the information contained in the Offering Materials and such documents described in these subparagraphs (d) and (e), furnished or made available to them by the Company.

(f)    The undersigned is acquiring the Shares for their own account, as principal, for investment purposes only and not with a view to the resale or distribution of all or any part of such Shares, and he has no present intention, agreement or arrangement to divide their participation with others or to resell, assign, transfer or otherwise dispose of all or any part of such Shares unless and until they determine, at some future date, that changed circumstances, not contemplated by them at the time of their purchase, makes such disposition advisable.

(g)    The undersigned, if a corporation, partnership, trust or other form of business entity, is authorized and otherwise duly qualified to purchase and hold Shares in the Company; has obtained tax advice as it deems necessary; and such entity has its principal place of business as set forth herein and has not been formed for the specific purpose of acquiring Shares in the Company. (If the undersigned is one of the aforementioned entities, it hereby agrees to supply any additional written information that may be requested by the Company.)

(h)    The undersigned has adequate means of providing for their current needs and personal contingencies and does not contemplate a need for liquidity in this investment.

(i)    The undersigned has not distributed the Offering Materials to anyone other than a designated purchaser representative and no one except such purchaser representative has used the Offering Materials, and they have not made any copies thereof.

(j)    All of the information which is set forth below with respect to the undersigned is correct and complete as of the date hereof and, if there should be any material change in such information prior to the acceptance of this Subscription Agreement by the Company, the undersigned will immediately furnish the revised or corrected information to the Company.

9.    Agreement to be Bound by Terms and Conditions: The undersigned hereby adopts, accepts and agrees to be bound by all the terms and conditions of the offering made by the Offering Materials and the exhibits thereto, and by all the terms and provisions of the Share. Upon acceptance of this Subscription Agreement by the Company, the undersigned shall become a Share holder for all purposes. In order to facilitate the acceptance of the undersigned and other subscribers as investors in the Company, the undersigned hereby irrevocably constitutes and appoints the President of the Company, with full power of substitution, their agent and attorney-

in-fact for the purposes of execution of the Subscription Agreement on behalf of the undersigned.

10.    Indemnity: The undersigned hereby agrees to indemnify the Company and hold the Company harmless from and against any and all liability, damage, cost or expense incurred on account of or arising out of

(a)    Any inaccuracy in the Subscriber’s declarations, representations, and warranties set forth in this Subscription Agreement;

(b)    The disposition of any of the Shares which Subscriber will receive, contrary to their declarations, representations and warranties set forth in this Subscription Agreement; and

(c)    Any action, suit or proceeding based upon (i) the claim that said declarations, representations, or warranties were inaccurate or misleading or otherwise cause for obtaining damages or redress from the Company; or (ii) the disposition of any of the Shares or any part thereof.

11.    Shareholder Rights Specific to this Investment: The purchaser of shares under this agreement has two specific rights not possessed by other shareholders of the Company:

(a)    Right of “Best Efforts” Registration. Should the Company become listed on either the AMEX or NASDAQ Small Cap exchanges, then the Company will use its best efforts to immediately thereafter commence registration of the Shares for purposes of allowing a sale of these shares into the free-trading marketplace. This right is good for one year from the date of Closing for the purchase of Shares acquired in this offering.

(b)    Anti-Dilution Protection. Should the Company, within one year of the date of Closing, sell additional shares of restricted common stock of the Company in a private placement at a per-share price of less than $2.00, then the Company will immediately issue sufficient additional shares to the Purchaser of Shares in this Offering such that, when the new shares are added to the previously purchased shares and divided into the original subscription amount, the Shareholder will have effectively received shares at a price equal to the share sale price in the less-than-$2.00 Offering.

12.    Miscellaneous: The undersigned further understands, acknowledges and agrees that:

(a)    This Subscription Agreement is not transferable or assignable by the undersigned.

(b)    This Subscription Agreement, upon acceptance by the Company, shall be binding upon the heirs, executors, administrators, successors and assigns of the undersigned.

(c)    If the undersigned is more than one person, the obligations of the undersigned shall be joint and several and the representations and warranties herein contained shall be deemed to be made by and be binding upon each such person and his heirs, executors, administrators, successors and assigns.

(d)    This Subscription Agreement shall be construed in accordance with and governed by the laws of the State of Nevada, except as to the manner in which the subscribing Share Holder elects to take title to Shares which shall be construed in accordance with the state of his principal residence.

(e)    This Subscription Agreement constitutes the entire agreement between the parties respecting the subject matter hereof.

13.    Representations as to Investment Qualifications: The undersigned represents that they have such knowledge and experience in business and financial matters that they are capable of evaluating the Company and the proposed activities thereof, and the risks and merits of investment in the Shares, and of making an informed investment decision thereon, and have not consulted with others in connection with evaluating such risks and merits. The undersigned hereby further represents, by placing their initials in front of the applicable description:

(a)    I am a natural person whose individual net worth, or joint net worth with his or her spouse, is in excess of $1,000,000. For purposes of this paragraph, “net worth” means the excess of total assets at fair market value including home and personal property, over total liabilities; or who had an individual income in excess of $200,000 or with his or her spouse had joint income in excess of $300,000 and each of the previous two years and who reasonably expects to have the same income level this year.

(b)    I am a natural person whose net worth is at least $50,000 (exclusive of home, furnishings, automobiles, and proposed investment in this partnership) and had during the last taxable year and expects to have during the current taxable year, a minimum gross income of $50,000.

(c)    A bank or savings and loan association acting in either its individual or a fiduciary capacity, any broker/dealer registered pursuant to Section 15 of the Securities Exchange Act of 1934, as amended, an insurance company, an investment company registered under the Investment Company Act of 1940 or a business development company as defined in that Act, a Small Business Investment Partnership licensed by the U.S. Small Business Administration, an employee benefit plan within the meaning of the Employee Retirement Income Security Act of 1974, so long as the decision to invest in the Partnership is being made by a fiduciary which is either a bank, savings and loan association, insurance company or registered investment advisor, or if the employee benefit plan has total assets in excess of $5,000,000 at the date hereof, or, of a self-directed plan, with investment decisions made solely by persons that are accredited investors; or a private business development company as defined in Section 202(a)(22) of the Investment Advisors Act of 1940; or a corporation, partnership or other entity in which all of the equity owners qualify as accredited investors under any one or more of the previous categories.

14.    Amount of Subscription:

(a)    Number of Shares (including

fractions thereof) of the Company):

(b)    Total Capital Contribution

($_,000/Investor, in Shares):

15.    Type of Ownership for Shares: The undersigned elects to hold title to the Shares subscribed for herein as follows (check one):

☐	Individual Ownership
(one signature required)

☐	Community Property
(one signature required if interest held in one name (i.e., managing spouse), two signatures required if Share held in both names)

☐	Tenants in Common
(both parties must sign)

☐	Joint Tenants with Right of Survivorship (both parties must sign)

☐	Trust
(include name of trust, name of trustee, date trust was formed, and copy of the Trust Agreement or other authorization)

☐	Partnership
(include a copy of the Statement of Partnership or Partnership Agreement authorizing signature)

☐	Corporation
(include certified corporate resolution authorizing signature)

☐	Qualified Retirement Plan (or IRA)

(Please print here the exact name (registration) Subscriber desires on account) // Soc. Sec. # or Tax ID. #

Share: SOCIAL SECURITY OR TAXPAYER LD. NUMBER MUST APPEAR ABOVE OR WITHHOLDING PROVISIONS WILL BE IMPOSED UPON THE COMPANY.

(If a trust, date trust established and name of trustee:
)

(Note: Investors should seek the advice of their attorney in deciding in which of the above forms they should take ownership of the Shares, since different forms of ownership can have varying gift tax, estate tax, income tax and other consequences, depending on the state of the investor’s domicile and his particular personal circumstances. For example, in community property states, if community property assets are used to purchase Shares held as separate property, this might have adverse gift tax consequences.)

I (we) prefer to have correspondence sent to:

I (we) prefer to have distributions sent to:

U. S . Citizen?        Yes         No

IN WITNESS WHEREOF, subject to acceptance by the Company, the undersigned has completed and executes this Subscription Agreement to evidence his subscription for Shares of AXESSTEL, INC., a Nevada corporation, this      day of             , 2003.

Subscriber (Print Name)

Signature

A copy of this subscription agreement will be returned to you when countersigned below. The Company has accepted this Subscription this      day of             , 2003.

AXESSTEL, INC. a Nevada corporation

By:
John Chough, Chief Financial Officer

Table of Purchasers in February 2003 Private Placement

In February 2003, the registrant issued and sold to the following accredited investors an aggregate of 92,500 shares of its common stock at a purchase price of $2.00 per share:

Investor	Number of Shares Purchased	Aggregate Purchase Price
Businet International Ltd.	40,000	$80,000
AbiTech Japan Corporation	25,000	$50,000
Yutaka Sato	15,000	$30,000
Robert Lear	12,500	$25,000

Total:	92,500	$185,000

The shares were offered and sold pursuant to the form of Subscription Agreement to which this table is attached.